UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  November 13, 2003

HOLLYWOOD MEDIA CORP.

(Exact name of registrant as specified in its charter)

Florida	0-22908	65-0385686
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2255 Glades Road, Suite 221A, Boca Raton, Florida 33431

(Address of Principal Executive Office) (Zip Code)

561-998-8000

(Registrant's telephone number, including area code)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)

Exhibits.

The following exhibit is furnished in connection with the disclosure pursuant to Item 12 of this Form 8K.

99.1

Press Release of Hollywood Media Corp. dated November 13, 2003 (Hollywood Media Reports Third Quarter 2003 Financial Results).

Item 12.  Results of Operations and Financial Condition.

The following information is furnished pursuant to Item 12 of Form 8-K.

On November 13, 2003, we issued a press release announcing Hollywood Media’s third quarter 2003 financial results.  This information is furnished herewith as Exhibit 99.1 hereto and is incorporated herein by reference.

The information in this Item 12 of this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLLYWOOD MEDIA CORP.

By: /s/ SCOTT GOMEZ
Name: Scott Gomez
Dated: November 13, 2003	Title: Vice President of Finance and Accounting

EXHIBIT INDEX

Exhibit No.

Description

      99.1

Press Release of Hollywood Media Corp. dated November 13, 2003 (Hollywood Media Reports Third Quarter 2003 Financial Results).